                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                           JAPAN
                                                                     GROWTH FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views of the Funds' management
described in this report are as
of the date written. Portfolio
holdings and allocations are as
of December 31, 1997, unless
otherwise noted. These views,
portfolio holdings and
allocations may have changed
subsequently.

MESSAGE FROM THE CHAIRMAN


Dear Shareholder,

Nineteen ninety-seven has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of 1997. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,

/s/ William J. Guilfoyle

William J. Guilfoyle
Chairman of the Board and President
GT Global Mutual Funds

[GRAPHIC]

INVESTMENT OBJECTIVE

The GT Global Japan Growth Fund seeks long-term growth of capital by investing primarily in securities of issuers located in Japan.

GT GLOBAL JAPAN GROWTH FUND
PERFORMANCE SUMMARY

[GRAPH]

/ /   GT GLOBAL JAPAN GROWTH FUND CLASS A

/ /   MSCI Japan Index

7/19/85   "$9,525"  "$10,000"
           "9,535"   "9,582"
           "9,487"   "9,813"
           "10,458"  "10,855"
           "10,859"  "11,199"
           "11,411"  "11,367"
           "11,811"  "12,041"
           "12,297"  "12,375"
           "13,440"  "13,868"
           "15,308"  "16,845"
           "16,137"  "17,487"
           "16,252"  "17,374"
           "17,168"  "19,140"
           "19,405"  "21,673"
           "20,764"  "23,645"
           "20,041"  "24,237"
           "16,301"  "21,006"
           "17,853"  "22,401"
           "19,048"  "24,048"
           "19,395"  "27,918"
           "19,414"  "28,421"
           "19,864"  "31,537"
           "21,664"  "36,501"
           "23,064"  "36,436"
           "23,882"  "33,740"
           "24,997"  "32,561"
           "28,033"  "36,621"
           "29,945"  "35,329"
           "24,741"  "32,681"
           "26,022"  "33,989"
           "28,974"  "34,432"
           "29,772"  "36,290"
           "32,989"  "39,033"
           "34,710"  "41,978"
           "37,564"  "42,418"
           "36,319"  "40,505"
           "35,200"  "38,981"
           "35,032"  "40,772"
           "33,801"  "37,695"
           "34,024"  "39,321"
           "32,675"  "42,606"
           "35,569"  "46,396"
           "35,313"  "46,666"
           "37,785"  "46,807"
           "39,656"  "47,716"
           "40,759"  "46,053"
           "42,129"  "45,982"
           "42,162"  "43,381"
           "40,492"  "41,441"
           "46,004"  "46,941"
           "46,539"  "43,706"
           "50,681"  "46,494"
           "49,144"  "45,279"
           "51,416"  "47,593"
           "56,759"  "47,509"
           "57,971"  "44,655"
           "54,785"  "40,041"
           "48,967"  "32,280"
           "47,686"  "32,691"
           "54,854"  "37,374"
           "55,443"  "35,632"
           "57,001"  "35,155"
           "49,470"  "31,738"
           "39,569"  "26,548"
           "46,581"  "32,989"
           "41,824"  "29,029"
           "40,450"  "30,398"
           "40,309"  "31,266"
           "45,136"  "35,213"
3/30/91    "44,854"  "33,028"
           "44,995"  "33,854"
           "45,383"  "33,702"
           "45,066"  "31,281"
           "45,383"  "32,252"
           "41,824"  "30,475"
           "44,854"  "33,141"
           "45,031"  "34,577"
           "39,287"  "32,139"
           "39,322"  "33,160"
           "37,525"  "31,628"
           "36,046"  "28,991"
           "32,698"  "25,853"
           "31,641"  "24,265"
           "33,156"  "26,211"
           "32,099"  "23,819"
           "30,760"  "23,550"
           "32,275"  "27,727"
           "31,747"  "27,067"
           "30,478"  "25,815"
           "30,619"  "26,486"
           "30,864"  "26,099"
           "30,757"  "26,018"
           "31,467"  "27,150"
           "34,589"  "30,974"
           "38,456"  "36,484"
           "39,520"  "37,494"
           "38,704"  "36,979"
           "40,797"  "39,326"
           "41,897"  "40,189"
           "42,323"  "38,284"
           "42,181"  "38,115"
           "39,555"  "31,794"
           "41,187"  "32,807"
           "44,132"  "38,108"
           "46,473"  "39,856"
           "45,693"  "38,156"
           "46,296"  "39,787"
           "46,438"  "40,663"
           "48,779"  "42,673"
           "47,396"  "41,145"
           "46,863"  "41,430"
           "45,232"  "40,413"
           "45,338"  "41,526"
           "43,068"  "39,441"
           "43,891"  "39,899"
           "40,278"  "37,577"
           "38,689"  "35,767"
           "39,700"  "39,064"
           "39,809"  "40,976"
           "37,930"  "38,441"
           "38,833"  "36,610"
           "42,157"  "39,529"
           "43,204"  "37,945"
           "44,180"  "38,272"
           "43,132"  "36,136"
           "43,060"  "38,280"
           "44,740"  "40,242"
           "44,699"  "39,718"
           "44,008"  "39,015"
           "44,577"  "40,397"
           "46,245"  "42,699"
           "45,065"  "40,506"
           "45,594"  "40,725"
           "44,821"  "38,906"
           "43,438"  "37,172"
           "43,642"  "38,464"
           "42,218"  "35,888"
           "41,893"  "36,577"
           "41,418"  "34,053"
           "40,739"  "30,351"
           "40,611"  "31,064"
           "40,060"  "30,045"
           "42,097"  "31,138"
           "45,237"  "34,582"
           "45,873"  "37,171"
           "42,097"  "32,921"
           "41,927"  "32,428"
           "40,017"  "29,412"
           "38,362"  "27,610"
12/31/97   "38,110"  "26,034"

The chart above shows the performance of GT Global Japan Growth Fund Class A shares since the Fund's inception, versus the MSCI Japan Index. This represents a cumulative return of 281.10% and an average annual total return of 11.34% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $10,415 on December 31, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $10,144 on December 31, 1997.


AVERAGE ANNUAL TOTAL RETURNS%(1)
DECEMBER 31, 1997

SHARE CLASS        WITHOUT SALES CHARGE(2)          WITH SALES CHARGE
                 1-YEAR 5-YEAR 10-YEAR  LOF     1-YEAR  5-YEAR 10-YEAR  LOF
--------------------------------------------------------------------------------
CLASS A(3)        -7.99  4.31   2.78   11.78    -12.36   3.30   2.28   11.34
CLASS B(3)        -8.42   N/A    N/A   1.22     -12.99    N/A    N/A   _0.86
ADVISOR CLASS(4)  -7.54   N/A    N/A   0.55       N/A     N/A    N/A    N/A


HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS% (LAST 10 YEARS)

           1988    1989    1990    1991    1992    1993     1994   1995   1996    1997
CLASS A  21.88(3)  60.73  -28.73   -2.79  -21.51   33.45    6.56   1.94   -7.43   -7.99
CLASS B     N/A     N/A     N/A     N/A     N/A    17.46(3) 5.81   1.2    -8.05   -8.42


(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.
(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.
(3) The Fund began operations (Class A shares) on July 19, 1985; Class B shares commenced on April 1, 1993.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER

ANDREW CALLENDER

Q    HOW DID THE FUND PERFORM?

A    The Japanese market experienced a significant correction in the second half of 1997. Against this background, for the full year through December 31, 1997, the Fund managed to outperform the Morgan Stanley Capital International (MSCI) Japan Index(5), returning -7.99% for Class A shares (-12.36% taking into account the maximum 4.75% sales charge), compared to a return of -23.55% for the index. Total return over the same period for Class B shares was -8.42% (-12.99% including the maximum 5% contingent deferred sales charge). To put this in perspective, relative to our peer group the GT Global Japan Growth Fund placed 3rd out of 10 Japan Funds over the one-year period to December 31, 1997, as ranked by Micropal.(6)

The Fund's relative outperformance was a result of several factors. In the second half of the year defensive positioning and yen hedges worked to its advantage as the value of the yen declined against the dollar. (From time to time, the Fund may implement currency hedges as a protective measure against currency volatility.)

Additionally, stock selection continued to be carefully focused, concentrated on only a narrow cross-section of sectors, notably internationally competitive exporters and a small number of niche domestic growth companies. As a result, the Fund was largely spared the worst of the declines in sectors such as banking, construction, basic material and machinery stocks. Several of the Fund's holdings that performed well included Nichiei, a lender to small and medium-sized businesses. Nichiei enjoyed high margins and strong growth as the company took advantage of the banking system's reluctance to lend because of its bad debt problem. Takeda Chemical, one of Japan's leading pharmaceutical companies, also performed well. The company has a strong drug pipeline and the dependability of its earnings profile has proved attractive during Japan's current economic malaise. Additionally, Ito-Yokado, which we feel is probably Japan's best managed retailer and owner of the fast-growing and very successful 7-11 convenience stores, experienced share price gains as gross margins continued to improve.

Q WHAT FACTORS CONTRIBUTED TO THE MARKET'S REVERSAL IN THE SECOND HALF OF THE YEAR?

A    For the first six months, optimism over prospects for Japan, even after the
April rise in the consumption tax from 3% to 5%, was the main driving factor behind the equity market. In contrast, the second half of 1997 was marked by a sharp deterioration in the Japanese economy, despite official predictions and foreign investor expectations that a rebound was imminent. Domestic sentiment was reversed as many investors began to realize that long term fundamental structural problems were not being addressed sufficiently. By the time the Bank of Japan's economic quarterly survey - the "Tankan" - was released in December, weakness was widespread, and both corporate and consumer confidence were at extremely low levels. Only then did officials recognize the economy had indeed stalled and began the ongoing debate over the size of fiscal stimulus required to produce a recovery.

Q    WHAT EFFECT HAS THE HEIGHTENED NUMBER OF BANKRUPTCIES HAD ON THE MARKET?

A    In direct reaction to the high-profile bankruptcies that have shaken Japan over the last few months, consumption has been very weak, with the Japanese public saving rather than spending (the average savings rate is now above 30%). The failure of such prominent institutions - despite the Ministry of Finance's implicit guarantee that large Japanese financial institutions would not be allowed to fail - served to highlight that the system of lifetime employment is finally breaking down. Looking ahead, we feel higher unemployment in Japan is inevitable in 1998 and beyond, which will, at the very least, dampen future consumption trends.

                                                                   CONTINUED P.4

(5) The MSCI Japan Index is an arithmetic average, weighted by market value, of the performance of 310 securities listed on the Japanese stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6) The Fund's Class A shares ranked first out of five Japan funds for the five-year period and first out of two funds for the ten-year period ended December 31, 1997. Micropal rankings are based on total return and do not include sales charges. Different classes of shares are offered and their performance will vary. Past performance is no guarantee of future results. Micropal is a nationally recognized mutual fund research organization.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

With the apparent safety net provided by Japanese authorities gone, the threat of bankruptcy has been quickly priced into the stock market. Share prices of many smaller brokerage firms and banks have more than halved in value, with investors focusing increasingly on the narrowest range of leading shares.

Q    HOW HAS THE TURMOIL IN SOUTHEAST ASIA AFFECTED THE JAPANESE MARKET?

A    Although the Asian crisis has exacerbated fears about the health of the
Japanese financial system, its most profound impact has been on basic cyclical and machinery companies. With the domestic economy so weak, many of these companies have relied on overseas markets - Asia in particular - to generate profits. With growth likely to evaporate in Asia, however, share prices have been severely punished. For example, some of the better-performing steel and heavy industrial companies have seen their share prices fall by over 40%.

Q    WHAT TYPES OF COMPANIES ARE YOU CURRENTLY FOCUSING ON?

A    We continue to believe four kinds of stocks can grow in this environment:
those that can exploit major trends, such as the greying of Japan; beneficiaries of the yen's long-term weakness; companies entering new markets; and businesses that can maintain pricing power. Within this framework, we have focused a portion of the portfolio on a narrow list of companies such as Sony, Canon and Bridgestone, which have benefited from continued strong U.S. demand and a weaker yen. Additionally, we are finding opportunities in traditionally defensive stocks, including pharmaceuticals, foods and utilities.

Q    WHAT ARE YOUR EXPECTATIONS FOR THE YEAR AHEAD?

A    While we believe fundamental changes are in store for 1998, our top-down analysis suggests the year will continue to be very difficult for Japan, with limited economic growth. The course of the stock market rests on the policy response of Japanese authorities. Clearly, we feel Japan has the resources to produce a domestic demand-led recovery, but the policy response would need to be rigorous, wide ranging and implemented quickly.

A strong need exists for the Bank of Japan to accelerate its monetary injections into the financial system, which could easily be achieved through aggressive purchases of government bonds.

At the same time, we maintain the government should cut income and corporate taxes. At the very least, we believe this would help put a floor under consumption and corporate capital expenditures. In addition, more action by Japanese corporations is needed. As yet, remarkably little active restructuring is taking place in Japan, and although the unemployment rate has been creeping up recently, it remains at relatively modest levels. We look for this to change in 1998-99.

Without policy action and corporate restructuring, we foresee no substantial rally in the Japanese stock market. Indeed, further falls are possible. However, if the Japanese begin to implement the measures outlined above, our outlook for equity investors could, finally, improve.

ABOUT THE PORTFOLIO MANAGER

ANDREW CALLENDER - Head of investment in Japan. Mr. Callender joined LGT's Hong Kong office in 1987. He subsequently worked in our Tokyo and Singapore offices before returning to Tokyo to assume his current responsibilities. Mr. Callender received his M.A. from Oxford University.

ALLOCATION OF NET ASSETS %
DECEMBER 31, 1997

     Services                       17.3
     Consumer Durables              11.7
     Health Care                    11.5
     Technology                      9.3
     Capital Goods                   7.7
     Finance                         7.5
     Consumer Non-Durables           4.6
     Materials/Basic Industry        1.8
     Short Term & Other             28.6

Allocations will change based on current market conditions.

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.

GT GLOBAL JAPAN GROWTH FUND
                                                                        % of
KEY PORTFOLIO HOLDINGS(7)                                            Net Assets

TAKEDA CHEMICAL INDUSTRIES  A top pharmaceutical manufacturer,           7.2
Takeda is most recognized for its vitamin tablet Alinamin, and as a leader in producing antibiotics since 1965. The company is also a front runner in overseas laboratory operations in the U.S. and other countries, with its Central Research Lab as an operations base.

NICHIEI CO., LTD.  Nichiei is a financial services company               6.5
providing short-term financing to small and medium-sized businesses in Japan that do not have property to use as collateral for bank loans. Loans are restricted in size and backed by third-party guarantees.

SONY CORP.  Sony develops and manufactures consumer and                  4.9
industrial electronic equipment. Sony is also active in the worldwide music and image-based software markets.

CANON INC.  A manufacturer of office equipment, Canon also               4.7
produces and markets computer peripherals and manufactures aligners for semiconductor chip production, broadcasting lenses and medical equipment. Products are sold internationally.

ITO-YOKADO CO., LTD.  This company operates one of the                   4.6
best-managed supermarket chains in Japan. Despite a sluggish retail environment, Ito-Yokado has managed to grow sales and profits through competitive pricing, a strong merchandising strategy, sound inventory and cost control.

BRIDGESTONE CORP.  Bridgestone is one of the world's largest             3.6
automobile tire makers, currently holding 16% of world market share. In addition to designing, producing, leasing, selling and repairing automobile tires, the company manufactures chemical and related products. Subsidiaries include construction, real estate, hotel and food businesses.

NEC CORP.  This company manufactures and markets computers,              3.2
telecommunications devices, electrical appliances, circuit boards, instruments and accessories for medical equipment and aircraft.

AMWAY JAPAN LTD.  Door-to-door marketer of detergents, cosmetics,        3.1
kitchenware and related products.

MATSUSHITA-KOTOBUKI ELECTRONICS LTD.  Producer of parts for the          3.0
PC industry, including disk drives and CD-ROMs.

YAMANOUCHI PHARMACEUTICAL A manufacturer and marketer of a wide          2.9
assortment of pharmaceuticals for both human and veterinary use, the company also produces cosmetics and health foods through its subsidiaries in Europe, North and South America, and Asia.

(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

Source: Bloomberg, December 1997.

                          GT GLOBAL JAPAN GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global Japan Growth Fund, a series of shares of beneficial interest of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of GT Global Japan Growth Fund, as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                       F1

                          GT GLOBAL JAPAN GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
EQUITY INVESTMENTS                                                         SHARES      (NOTE 1)       ASSETS
-----------------------------------------------------------------------  -----------  -----------  -------------
Services (17.3%)
  Ito-Yokado Co., Ltd. ................................................       90,000  $ 4,586,207        4.6
    RETAILERS-OTHER
  Southland Corp.{l} -/- {\/} .........................................    1,048,200    2,227,425        2.3
    RETAILERS-OTHER
  DDI Corp. ...........................................................          763    2,017,126        2.0
    WIRELESS COMMUNICATIONS
  Yoshinoya D&C Co., Ltd. .............................................          200    1,823,755        1.8
    RESTAURANTS
  Secom ...............................................................       25,000    1,597,701        1.6
    CONSUMER SERVICES
  Fast Retailing Co., Ltd. ............................................       99,000    1,585,517        1.6
    RETAILERS-APPAREL
  Aoyama Trading Co., Ltd. ............................................       75,200    1,342,651        1.4
    RETAILERS-APPAREL
  Ezaki Glico Co., Ltd. ...............................................      167,000    1,078,782        1.1
    RETAILERS-FOOD
  Tsutsumi Jewelry Co., Ltd. ..........................................       31,800      389,885        0.4
    RETAILERS-OTHER
  Fujitsu Business Systems ............................................       15,000      241,379        0.3
    BUSINESS & PUBLIC SERVICES
  Xebio Co., Ltd. .....................................................       25,000      199,234        0.2
    RETAILERS-APPAREL
  Nitori Co. ..........................................................          400        2,066         --
    RETAILERS-OTHER
                                                                                      -----------
                                                                                       17,091,728
                                                                                      -----------
Consumer Durables (11.7%)
  Sony Corp. ..........................................................       55,000    4,888,889        4.9
    CONSUMER ELECTRONICS
  Bridgestone Corp. ...................................................      165,000    3,578,161        3.6
    AUTO PARTS
  Citizen Watch Co., Ltd. .............................................      240,000    1,609,195        1.6
    CONSUMER ELECTRONICS
  Hitachi Ltd. ........................................................      220,000    1,567,816        1.6
    CONSUMER ELECTRONICS
                                                                                      -----------
                                                                                       11,644,061
                                                                                      -----------
Health Care (11.5%)
  Takeda Chemical Industries{z} .......................................      250,000    7,126,437        7.2
    PHARMACEUTICALS
  Yamanouchi Pharmaceutical ...........................................      135,000    2,896,552        2.9
    PHARMACEUTICALS
  Taisho Pharmaceuticals ..............................................       55,000    1,403,448        1.4
    PHARMACEUTICALS
                                                                                      -----------
                                                                                       11,426,437
                                                                                      -----------
Technology (9.3%)
  NEC Corp. ...........................................................      300,000    3,195,402        3.2
    SEMICONDUCTORS
  Matsushita-Kotobuki Electronics Ltd. ................................      120,000    3,016,092        3.0
    COMPUTERS & PERIPHERALS
  Murata Manufacturing Co., Ltd. ......................................      105,000    2,639,080        2.7
    INSTRUMENTATION & TEST
  Koei Co., Ltd. ......................................................       87,400      415,234        0.4
    SOFTWARE
                                                                                      -----------
                                                                                        9,265,808
                                                                                      -----------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          GT GLOBAL JAPAN GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                         VALUE       % OF NET
EQUITY INVESTMENTS                                                         SHARES      (NOTE 1)       ASSETS
-----------------------------------------------------------------------  -----------  -----------  -------------
Capital Goods (7.7%)
  Canon, Inc. .........................................................      200,000  $ 4,659,004        4.7
    OFFICE EQUIPMENT
  Tsudakoma Corp. .....................................................      494,000    1,082,636        1.1
    MACHINERY & ENGINEERING
  Kurita Water Industries Ltd. ........................................       80,000      815,326        0.8
    ENVIRONMENTAL
  Shima Seiki Manufacturing Ltd. ......................................       20,000      749,425        0.8
    MACHINE TOOLS
  Higashi Nihon House .................................................       73,000      332,835        0.3
    CONSTRUCTION
  NEC System Integration & Construction ...............................           60          920         --
    CONSTRUCTION
  Japan Foundation Engineering ........................................           90          503         --
    CONSTRUCTION
                                                                                      -----------
                                                                                        7,640,649
                                                                                      -----------
Finance (7.5%)
  Nichiei Co., Ltd. ...................................................       60,000    6,390,805        6.5
    OTHER FINANCIAL
  Diamond Lease Co., Ltd. .............................................      175,000      942,720        1.0
    OTHER FINANCIAL
                                                                                      -----------
                                                                                        7,333,525
                                                                                      -----------
Consumer Non-Durables (4.6%)
  Amway Japan Ltd. ....................................................      160,000    3,065,134        3.1
    HOUSEHOLD PRODUCTS
  Asahi Breweries Ltd. ................................................      105,000    1,528,736        1.5
    BEVERAGES - ALCOHOLIC
                                                                                      -----------
                                                                                        4,593,870
                                                                                      -----------
Materials/Basic Industry (1.8%)
  Sekisui Chemical Co., Ltd. ..........................................      200,000    1,016,092        1.0
    CHEMICALS
  Toyo Exterior .......................................................       80,000      524,138        0.5
    BUILDING MATERIALS & COMPONENTS
  Gakken ..............................................................      240,000      336,552        0.3
    PAPER/PACKAGING
                                                                                      -----------
                                                                                        1,876,782
                                                                                      -----------      -----

TOTAL EQUITY INVESTMENTS (cost $92,954,815) ...........................                70,872,860       71.4
                                                                                      -----------      -----

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          GT GLOBAL JAPAN GROWTH FUND

                               December 31, 1997

                                                                            PRINCIPAL       VALUE        % OF NET
FIXED INCOME INVESTMENTS                                        CURRENCY     AMOUNT       (NOTE 1)        ASSETS
--------------------------------------------------------------  --------   -----------   -----------   -------------
Corporate Bonds (0.8%)
  Japan (0.8%)
    Higashi Nihon House Co., Convertible Bond, 0.375% due
     4/30/00 (cost $1,089,201) ...............................   CHF         1,150,000   $   771,601         0.8
                                                                                         -----------       -----


                                                                            NUMBER OF
OPTIONS                                                                     CONTRACTS
--------------------------------------------------------------             -----------
  Simex Nikkei Put Options, strike JPY15,500, expire 3/98 ....   JPY               120       455,172         0.5
    INDEX OPTIONS
  Simex Nikkei Put Options, strike JPY14,000, expire 3/98 ....   JPY                20        30,651          --
    INDEX OPTIONS
                                                                                         -----------       -----

TOTAL OPTIONS (cost $334,778) ................................                               485,823         0.5
                                                                                         -----------       -----

REPURCHASE AGREEMENT
--------------------------------------------------------------
  Dated December 31, 1997, with State Street Bank & Trust Co., due January 2, 1998, for an effective yield of 5.80%,
   collateralized by $23,430,000 U.S. Treasury Notes, 5.75%
   due 12/31/98 (market value of collateral is $23,451,977,
   including accrued interest). (cost $22,989,000)  ..........                            22,989,000        23.2
                                                                                         -----------       -----

TOTAL INVESTMENTS (cost $117,367,794)  * .....................                            95,119,284        95.9
Other Assets and Liabilities .................................                             4,064,999         4.1
                                                                                         -----------       -----

NET ASSETS ...................................................                           $99,184,283       100.0
                                                                                         -----------       -----
                                                                                         -----------       -----

--------------

        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
        {l} This is a U.S. security of which approximately 62.5% of its outstanding stock is owned by Ito-Yokado Co., Ltd.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
          * For Federal income tax purposes, cost is $119,887,833 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   6,797,228
                 Unrealized depreciation:           (31,565,777)
                                                  -------------
                 Net unrealized depreciation:     $ (24,768,549)
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          GT GLOBAL JAPAN GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                           MARKET VALUE     CONTRACT    DELIVERY    UNREALIZED
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE     APPRECIATION
----------------------------------------  --------------   -----------  --------  --------------
Japanese Yen............................    21,593,557       122.50000   2/12/98   $ 1,263,586
Japanese Yen............................    16,966,366       122.40000   2/12/98     1,007,490
Japanese Yen............................     8,483,183       122.50500   2/12/98       496,042
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $49,810,224)..................    47,043,106                             $ 2,767,118
                                          --------------                          --------------
                                                                                  --------------
THE VALUE OF CONTRACTS TO SELL AS A
 PERCENTAGE OF NET ASSETS IS 47.43%.

----------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                          EXPIRATION    NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY     VALUE
----------------------------------------  ----------   ---------   --------   ----------
Simex Nikkei 225 Index Future (Face
 $7,173,761)............................    3/16/98       100        JPY      $6,542,693

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GT GLOBAL JAPAN GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $94,378,794) (Note 1)...........................  $72,130,284
  Repurchase agreement, at value and cost...................................................   22,989,000
  U.S. currency..................................................................  $     124
  Foreign currencies (cost $2,767,554)...........................................  2,751,171    2,751,295
                                                                                   ---------
  Receivable for open forward foreign currency contracts (Note 1)...........................    2,767,118
  Receivable for miscellaneous, initial and variation margin (Note 1).......................      826,113
  Receivable for Fund shares sold...........................................................      275,360
  Dividends receivable......................................................................       53,462
  Interest receivable.......................................................................        4,204
                                                                                              -----------
    Total assets............................................................................  101,796,836
                                                                                              -----------
Liabilities:
  Payable for Fund shares repurchased.......................................................    2,364,729
  Payable for investment management and administration fees (Note 2)........................       83,695
  Payable for transfer agent fees (Note 2)..................................................       44,494
  Payable for service and distribution expenses (Note 2)....................................       35,023
  Payable for printing and postage expenses.................................................       31,839
  Payable for professional fees.............................................................       23,063
  Payable for custodian fees................................................................       12,832
  Payable for registration and filing fees..................................................        6,592
  Payable for Trustees' fees and expenses (Note 2)..........................................        5,377
  Payable for fund accounting fees..........................................................        1,383
  Other accrued expenses....................................................................        3,526
                                                                                              -----------
    Total liabilities.......................................................................    2,612,553
                                                                                              -----------
Net assets..................................................................................  $99,184,283
                                                                                              -----------
                                                                                              -----------
Class A:
Net asset value and redemption price per share ($44,582,914 DIVIDED BY 4,973,256 shares
 outstanding)...............................................................................  $      8.96
                                                                                              -----------
                                                                                              -----------
Maximum offering price per share (100/95.25 of $8.96) *.....................................  $      9.41
                                                                                              -----------
                                                                                              -----------
Class B:+
Net asset value and offering price per share ($24,250,220 DIVIDED BY 2,798,472 shares
 outstanding)...............................................................................  $      8.67
                                                                                              -----------
                                                                                              -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($30,351,149
 DIVIDED BY 3,352,861 shares outstanding)...................................................  $      9.05
                                                                                              -----------
                                                                                              -----------
Net assets consist of:
  Paid in capital (Note 4)..................................................................  $123,922,965
  Accumulated net realized loss on investments and foreign currency transactions............   (5,869,899)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies...............................................................................    2,748,659
  Net unrealized depreciation of investments................................................  (21,617,442)
                                                                                              -----------
Total -- representing net assets applicable to capital shares outstanding...................  $99,184,283
                                                                                              -----------
                                                                                              -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GT GLOBAL JAPAN GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income............................................................................  $  916,186
  Dividend income (net of foreign withholding tax of $92,217)................................     523,661
                                                                                               ----------
    Total investment income..................................................................   1,439,847
                                                                                               ----------
Expenses:
  Investment management and administration fees (Note 2).....................................   1,017,788
  Service and distribution expenses: (Note 2)
    Class A......................................................................  $  212,419
    Class B......................................................................     317,148     529,567
                                                                                   ----------
  Transfer agent fees (Note 2)...............................................................     407,750
  Registration and filing fees...............................................................     107,110
  Custodian fees.............................................................................      78,324
  Printing and postage expenses..............................................................      53,056
  Audit fees.................................................................................      45,260
  Legal fees.................................................................................      31,455
  Fund accounting fees (Note 2)..............................................................      26,210
  Trustees' fees and expenses (Note 2).......................................................      13,140
  Other expenses.............................................................................       4,283
                                                                                               ----------
    Total expenses before reductions.........................................................   2,313,943
                                                                                               ----------
      Expense reductions (Notes 1 & 5).......................................................     (72,248)
                                                                                               ----------
    Total net expenses.......................................................................   2,241,695
                                                                                               ----------
Net investment loss..........................................................................    (801,848)
                                                                                               ----------
Net realized and unrealized gain (loss) on investments and foreign currencies:
  (Note 1)
  Net realized loss on investments...............................................  (8,229,791)
  Net realized gain on foreign currency transactions.............................   6,920,240
                                                                                   ----------
    Net realized loss during the year........................................................  (1,309,551)
  Net change in unrealized appreciation on translation of assets and liabilities
   in foreign currencies.........................................................     630,890
  Net change in unrealized depreciation of investments...........................  (8,170,261)
                                                                                   ----------
    Net unrealized depreciation during the year..............................................  (7,539,371)
                                                                                               ----------
Net realized and unrealized loss on investments and foreign currencies.......................  (8,848,922)
                                                                                               ----------
Net decrease in net assets resulting from operations.........................................  $(9,650,770)
                                                                                               ----------
                                                                                               ----------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GT GLOBAL JAPAN GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1997           1996
                                                                             -------------  -------------
Increase (Decrease) in net assets
Operations:
  Net investment loss......................................................   $  (801,848)   $  (841,456)
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................    (1,309,551)     3,852,937
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................       630,890       (464,975)
  Net change in unrealized depreciation of investments.....................    (8,170,261)   (11,261,238)
                                                                             -------------  -------------
    Net decrease in net assets resulting from operations...................    (9,650,770)    (8,714,732)
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................      (110,678)    (2,883,812)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (61,407)    (1,472,016)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net realized gain on investments....................................       (71,057)       (18,593)
                                                                             -------------  -------------
    Total distributions....................................................      (243,142)    (4,374,421)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................   280,419,107    510,718,392
  Decrease from capital shares repurchased.................................  (267,455,599)  (554,451,474)
                                                                             -------------  -------------
    Net increase (decrease) from capital share transactions................    12,963,508    (43,733,082)
                                                                             -------------  -------------
Total increase (decrease) in net assets....................................     3,069,596    (56,822,235)
Net assets:
  Beginning of year........................................................    96,114,687    152,936,922
                                                                             -------------  -------------
  End of year *............................................................   $99,184,283    $96,114,687
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income of.........................   $        --    $        --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GT GLOBAL JAPAN GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)      1994        1993
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.76   $   11.00   $   12.15   $   11.61   $    8.70
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment loss...................      (0.08)      (0.04)      (0.04)      (0.04)      (0.14)
  Net realized and unrealized gain
   (loss) on investments................      (0.70)      (0.77)       0.26        0.79        3.05
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (0.78)      (0.81)       0.22        0.75        2.91
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.02)      (0.43)      (1.37)      (0.21)         --
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.96   $    9.76   $   11.00   $   12.15   $   11.61
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      (7.99)%     (7.43)%      1.94%       6.56%      33.45%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  44,583   $  63,585   $ 111,105   $  98,066   $  88,487
Ratio of net investment loss to average
net assets:
  With expense reductions (Notes 1 &
   5)...................................      (0.61)%     (0.40)%     (0.40)%     (0.32)%      (0.3)%
  Without expense reductions............      (0.68)%     (0.50)%     (0.55)%     (0.44)%       N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.99%       1.84%       1.99%       1.91%        2.1%
  Without expense reductions............       2.06%       1.94%       2.14%       2.03%        N/A
Portfolio turnover rate++++.............         58%         31%         67%         49%        104%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0416   $  0.0971         N/A         N/A         N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All Capital Shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                          GT GLOBAL JAPAN GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                     YEAR ENDED DECEMBER 31,                   TO
                                          ----------------------------------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)    1995 (D)      1994         1993
                                          ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.49   $   10.78   $   12.02   $   11.57     $    9.85
                                          ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment loss...................      (0.14)      (0.11)      (0.12)      (0.13)        (0.18)
  Net realized and unrealized gain
   (loss) on investments................      (0.66)      (0.75)       0.25        0.79          1.90
                                          ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............      (0.80)      (0.86)       0.13        0.66          1.72
                                          ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.02)      (0.43)      (1.37)      (0.21)           --
                                          ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........  $    8.67   $    9.49   $   10.78   $   12.02     $   11.57
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------

Total investment return (c).............      (8.42)%     (8.05)%      1.20%       5.81%        17.46%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  24,250   $  32,116   $  41,274   $  27,355     $   3,699
Ratio of net investment loss to average
net assets:
  With expense reductions (Notes 1 &
   5)...................................      (1.26)%     (1.05)%     (1.05)%     (0.97)%        (0.9)%(a)
  Without expense reductions............      (1.33)%     (1.15)%     (1.20)%     (1.09)%         N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.64%       2.49%       2.64%       2.56%          2.7%(a)
  Without expense reductions............       2.71%       2.59%       2.79%       2.68%          N/A
Portfolio turnover rate++++.............         58%         31%         67%         49%          104%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0416   $  0.0971         N/A         N/A           N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All Capital Shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                          GT GLOBAL JAPAN GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    ADVISOR CLASS+++
                                          -------------------------------------
                                           YEAR ENDED DECEMBER    JUNE 1, 1995
                                                   31,                 TO
                                          ----------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)     1995 (D)
                                          ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $    9.81   $   11.02     $   10.50
                                          ----------  ----------  -------------
Income from investment operations:
  Net investment loss...................      (0.01)      (0.01)        (0.00)
  Net realized and unrealized gain
   (loss) on investments................      (0.73)      (0.77)         1.89
                                          ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............      (0.74)      (0.78)         1.89
                                          ----------  ----------  -------------
Distributions to shareholders:
  From net realized gain on
   investments..........................      (0.02)      (0.43)        (1.37)
                                          ----------  ----------  -------------
Net asset value, end of period..........  $    9.05   $    9.81     $   11.02
                                          ----------  ----------  -------------
                                          ----------  ----------  -------------

Total investment return (c).............      (7.54)%     (7.14)%       18.14%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  30,351   $     413     $     558
Ratio of net investment loss to average
  net assets:
  With expense reductions (Notes 1 &
   5)...................................      (0.26)%     (0.05)%       (0.05)%(a)
  Without expense reductions............      (0.33)%     (0.15)%       (0.20)%(a)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.64%       1.49%         1.64%(a)
  Without expense reductions............       1.71%       1.59%         1.79%(a)
Portfolio turnover rate++++.............         58%         31%           67%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0416   $  0.0971           N/A

----------------

 (a) Annualized.
 (b) Not Annualized.
 (c) Total investment return does not include sales charge.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All Capital Shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F11

                          GT GLOBAL JAPAN GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Japan Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued to the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if

                                      F12

                          GT GLOBAL JAPAN GROWTH FUND

the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates. At December 31, 1997, the Fund had segregated securities valued at $7,126,437 and cash of $824,000 to cover margin requirements on open futures contracts.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1997, stocks with an aggregate value of $5,491,954 were on loan to brokers. The loans were secured by cash collateral of $5,811,500 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1997, the Fund received securities lending fees of $53,675 which were used to reduce custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and

                                      F13

                          GT GLOBAL JAPAN GROWTH FUND

unrealized appreciation of securities held, or for excise tax on income and capital gains.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. These risks of investing in foreign markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may by resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. For the year ended December 31, 1997, the Fund had no outstanding loan balance.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays investment management and administration fees to the Manager at the following annualized rates: 0.975% on the first $500 million of average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% of the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any period to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1997, GT Global retained $23,200 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected such CDSCs in the amount of $24,083 for the year ended December 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. During the year ended December 31, 1997, GT Global collected such CDSCs in the amount of $260,311. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan

                                      F14

                          GT GLOBAL JAPAN GROWTH FUND

and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.
Effective January 1, 1998, the Manager and GT Global have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services is also reimbursed by the Funds for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.
3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $53,454,101 and $47,110,095, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the year.

4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:
                           CAPITAL SHARE TRANSACTIONS

                                                        YEAR ENDED                              YEAR ENDED
                                                    DECEMBER 31, 1997                       DECEMBER 31, 1996
                                          --------------------------------------  --------------------------------------
CLASS A                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ----------------  --------------------  ----------------  --------------------
Shares sold.............................        18,880,969  $        187,727,101        39,042,903  $        423,073,924
Shares issued in connection with
  reinvestment of distributions.........             9,319                84,712           225,741             2,221,785
                                          ----------------  --------------------  ----------------  --------------------
                                                18,890,288           187,811,813        39,268,644           425,295,709
Shares repurchased......................       (20,434,942)         (203,841,370)      (42,853,058)         (464,603,203)
                                          ----------------  --------------------  ----------------  --------------------
Net decrease............................        (1,544,654) $        (16,029,557)       (3,584,414) $        (39,307,494)
                                          ----------------  --------------------  ----------------  --------------------
                                          ----------------  --------------------  ----------------  --------------------


                                                        YEAR ENDED                              YEAR ENDED
                                                    DECEMBER 31, 1997                       DECEMBER 31, 1996
                                          --------------------------------------  --------------------------------------
CLASS B                                        SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ----------------  --------------------  ----------------  --------------------
Shares sold.............................         5,059,734  $         49,439,098         7,303,169  $         77,038,650
Shares issued in connection with
  reinvestment of distributions.........             4,729                41,630           111,715             1,070,181
                                          ----------------  --------------------  ----------------  --------------------
                                                 5,064,463            49,480,728         7,414,884            78,108,831
Shares repurchased......................        (5,648,959)          (54,991,415)       (7,859,944)          (82,438,811)
                                          ----------------  --------------------  ----------------  --------------------
Net decrease............................          (584,496) $         (5,510,687)         (445,060) $         (4,329,980)
                                          ----------------  --------------------  ----------------  --------------------
                                          ----------------  --------------------  ----------------  --------------------

                                                        YEAR ENDED                              YEAR ENDED
                                                    DECEMBER 31, 1997                       DECEMBER 31, 1996
                                          --------------------------------------  --------------------------------------
ADVISOR CLASS                                  SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ----------------  --------------------  ----------------  --------------------
Shares sold.............................         4,149,684  $         43,125,403           666,196  $          7,296,458
Shares issued in connection with
  reinvestment of distributions.........               126                 1,163             1,759                17,394
                                          ----------------  --------------------  ----------------  --------------------
                                                 4,149,810            43,126,566           667,955             7,313,852
Shares repurchased......................          (839,053)           (8,622,814)         (676,463)           (7,409,460)
                                          ----------------  --------------------  ----------------  --------------------
Net increase (decrease).................         3,310,757  $         34,503,752            (8,508) $            (95,608)
                                          ----------------  --------------------  ----------------  --------------------
                                          ----------------  --------------------  ----------------  --------------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $18,573 under these arrangements.

                                      F15

                          GT GLOBAL JAPAN GROWTH FUND

6. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the GT Global Japan Growth Fund designates $194,123 as a capital gain dividend for the fiscal year ended December 31, 1997.

                                      F16

                          GT GLOBAL JAPAN GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL JAPAN GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND, INC.
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

          [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                     GT Global Japan Growth Fund
          JAPAR802029M